UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2006

J. L. Halsey Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

103 Foulk Road, Suite 205Q
Wilmington, DE		19803
(Address of principal		(Zip code)
executive offices)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of Loan and Security Agreement

Effective as of November 30, 2006, Commodore Resources (Nevada), Inc., Lyris Technologies Inc., Uptilt Inc., MCC Nevada, Inc. and ClickTracks Analytics, Inc. (collectively the “Borrowers”), each a direct or indirect wholly owned subsidiary of J.L. Halsey, Inc. (the “Registrant”), entered into a Third Amendment to the Loan and Security Agreement (the “Loan Amendment”) with Comerica Bank (“Comerica”).   The Amendment modifies the trailing three months EBITDA required of the Borrowers to be reported monthly to Comerica.  The new EBITDA requirements are as follows: (i) an amount not less than $1,200,000 for the three-month period ending October 31, 2006; (ii) $1,100,000 for the three-month period ending November 30, 2006; (iii) $1,300,000 for the three-month period ending December 31, 2006; (iv) $2,000,000 for the three-month period ending January 31, 2007 through the three-month period ending February 28, 2007; and (v) $2,500,000 for each three-month period thereafter.  The foregoing description of the Loan Amendment is qualified in its entirety by reference to the Loan Amendment, a copy of which is included as Exhibit 10.1 hereto and is incorporated by reference herein.

Amendment of Backstop Agreement

Effective as of December 5, 2006, the Registrant entered into a First Amendment (the “Backstop Amendment”) to the Backstop Agreement with LDN Stuyvie Partnership (“Stuyvie Partnership”).  The Backstop Amendment amends the Backstop Agreement, dated as of August 16, 2006, by and between the Registrant and Stuyvie Partnership (the “Backstop Agreement”), which sets forth the Stuyvie Partnership’s obligations to backstop up to $10 million of rights offered in the rights offering previously announced by the Registrant.  The Backstop Amendment provides that the Backstop Agreement will terminate automatically if the registration statement to be filed with the SEC in connection with the rights offering has not been declared effective by 5:30 p.m. Eastern time, on January 31, 2007.  The Backstop Amendment also provides that, in the event the Stuyvie Partnership terminates the Backstop Agreement in accordance with Sections 9(b), 9(c) or 9(d) thereof, the $10 million promissory note issued by the Registrant to the Stuyvie Partnership will automatically mature.  The foregoing description of the Backstop Amendment is qualified in its entirety by reference to the Backstop Amendment, a copy of which is included as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

10.1         Third Amendment to Loan and Security Agreement, effective as of November 30, 2006, by and among Comerica Bank, Commodore Resources (Nevada), Inc., Lyris Technologies, Inc., Uptilt, Inc., MCC Nevada, Inc. and ClickTracks Analytics, Inc.

10.2         First Amendment to Backstop Agreement, dated as of December 5, 2006, by and between the J.L. Halsey Corporation and LDN Stuyvie Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

	By:	/s/ David R. Burt
	Name:	David R. Burt
	Title:	Chief Executive Officer

Date: December 6, 2006